Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
22.
Commitments and contingencies

Commitments

The Group has entered into contracts to use store premises that are not qualify for leases under ASC 842 as the lessors have substantive right to substitute the assets throughout the period of use. The expenses incurred under such contracts during the year ended December 31, 2023 were RMB1,196. Future payments under these non-cancellable contracts are RMB1,740 for year 2024 and RMB706 for year 2025, respectively.

Contingencies

The Group is subject to periodic legal or administrative proceedings in the ordinary course of business. The Group does not have any pending legal or administrative proceeding to which the Group is a party that will have a material effect on its business or financial condition.